UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 24, 2017

(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant’s telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

CECP Strategic Investor Initiative’s CEO Investor Forum

On February 27, 2017, Anthony F. Earley, Jr., Chairman, Chief Executive Officer, and President of PG&E Corporation, will present at the CECP Strategic Investor Initiative’s CEO Investor Forum in New York City, New York. The slide presentation that Mr. Earley will use during the audio webcast of his presentation is attached as an exhibit to this report. The audio webcast and the related slide presentation will be accessible at approximately 3:10 pm Eastern Time at www.wsw.com/webcast/cecp/pcg.

The information included in Exhibit 99 to this report is incorporated by reference in response to this Item 7.01, and is deemed to be furnished, not filed, pursuant to Item 7.01 of Form 8-K.

UBS Utilities and Natural Gas One-on-One Conference and Morgan Stanley MLP/Diversified Natural Gas, Utilities & Clean Tech Conference

On February 28, 2017, Jason P. Wells, Senior Vice President and Chief Financial Officer of PG&E Corporation, the parent company of Pacific Gas and Electric Company (the “Utility”), will meet with various investment professionals during the UBS Utilities and Natural Gas One-on-One Conference to be held in Boston, Massachusetts.

In addition, on March 2, 2017, Geisha J. Williams, currently President, Electric, of the Utility, who will become Chief Executive Officer and President of PG&E Corporation effective March 1, 2017, and Jason P. Wells, will meet with various investment professionals in New York City, New York, during the Morgan Stanley MLP/Diversified Natural Gas, Utilities & Clean Tech Conference.

During these meetings, management may refer to the presentation slides that were used during PG&E Corporation’s earnings conference call and webcast held on February 16, 2017 that were furnished to the SEC on a Current Report on Form 8-K dated February 16, 2017. Management may also refer to the “Business Update” presentation slides that were furnished to the SEC on a Current Report on Form 8-K/A dated November 4, 2016, as Exhibit 99.3. These materials can be accessed through the “Investors” section of PG&E Corporation’s website at www.pgecorp.com.

The information included in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is being furnished, and is not deemed to be filed:

Exhibit 99	Tony Earley’s presentation used at the CECP Strategic Investor Initiative’s CEO Investor Forum on February 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ LINDA Y.H. CHENG
Dated: February 24, 2017		LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ LINDA Y.H. CHENG
Dated: February 24, 2017		LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

Exhibit Index

Exhibit 99	Tony Earley’s presentation used at the CECP Strategic Investor Initiative’s CEO Investor Forum on February 27, 2017